Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of August 19, 2016 (the “Seventh Amendment Closing Date”), among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, the financial institutions party hereto (collectively, the “Lenders” and individually each a “Lender”), and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, “Agent”), and as a Lender, and Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent are parties to that certain Credit Agreement, dated as of March 31, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders committed to make certain loans and other financial accommodations to the Borrower upon the terms and conditions set forth therein;

 WHEREAS, the Borrower and the other Credit Parties have requested that Agent and the Lenders (a) amend the Credit Agreement to increase the Aggregate Revolving Loan Commitment and make additional Term Loans to the Borrower in order to, among other things, repay the Plano Debt, (b) add a Consolidated Leverage Ratio test and a Consolidated Fixed Charge Coverage Ratio test to the financial covenants set forth in the Credit Agreement and amend and restate the form of Compliance Certificate, and (c) amend the Credit Agreement in certain other respects, as set forth herein; and

 WHEREAS, Agent and the Lenders are willing to amend certain provisions of the Credit Agreement, all subject to and in accordance with the terms and conditions specified herein.

 NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant, and warrant as follows:

SECTION 1     DEFINITIONS.

1.1     Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2     AMENDMENTS.

Subject to the terms and conditions of this Amendment, including, without limitation, the representations, warranties, and covenants in Section 4 hereof and the conditions precedent to the effectiveness of this Amendment in Section 5 hereof:

2.1     Sections 1.1(a) and 1.1(b) . Effective as of the Seventh Amendment Closing Date, Sections 1.1(a) and 1.1(b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

“(a)     The Term Loan.

(i)     Immediately prior to the Seventh Amendment Effective Date, the outstanding principal balance of the “Term Loan” under the Credit Agreement is $18,560,126.60. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Lender with a Term Loan Commitment severally and not jointly agrees to lend to the Borrower on the Seventh Amendment Effective Date, the amount set forth opposite such Lender’s name in Schedule 1.1(a) under the heading “New Term Loan Commitment” (each, a “New Term Loan Commitment”; collectively with the amount set forth opposite such Lender’s name in Schedule 1.1(a) under the heading “Outstanding Term Loan”, and as amended to reflect Assignments permitted hereunder and as such amount may be reduced pursuant to this Agreement, such amount being referred to herein as such Lender’s “Term Loan Commitment”). Amounts borrowed under this subsection 1.1(a)(i) are collectively referred to as the “Term Loan”.

(ii)     Amounts borrowed as a Term Loan which are repaid or prepaid may not be reborrowed.

(b)     The Revolving Credit. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Revolving Lender severally and not jointly agrees to make Loans to the Borrower (each such Loan, a “Revolving Loan”) from time to time on any Business Day during the period from the Seventh Amendment Effective Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving Loan Commitment, which Revolving Loan Commitments are set forth opposite such Lender’s name in Schedule 1.1(b) under the heading “Revolving Loan Commitments” (as such amount may be reduced from time to time in accordance with this Agreement, being referred to herein as such Lender’s “Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans shall not exceed the Maximum Revolving Loan Balance. Subject to the other terms and conditions hereof, amounts borrowed under this Section 1.1(b) may be repaid and reborrowed from time to time.

The “Maximum Revolving Loan Balance” from time to time will be the Aggregate Revolving Loan Commitment then in effect less, in either case, the sum of (I) the aggregate amount of Letter of Credit Obligations plus (II) the aggregate principal amount of outstanding Swing Loans. If at any time the then outstanding principal balance of Revolving Loans exceeds the Maximum Revolving Loan Balance, then the Borrower shall immediately prepay outstanding Revolving Loans in an amount sufficient to eliminate such excess.”

2.2     Section 1.8(a) . Effective as of the Seventh Amendment Closing Date, the table set forth in Section 1.8(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Date of Payment	Amount of Term Loan Payment
September 30, 2016	$312,500
December 31, 2016	$312,500
March 31, 2017	$312,500
June 30, 2017	$312,500
September 30, 2017	$312,500

December 31, 2017	$312,500
March 31, 2018	$312,500
June 30, 2018	$312,500
September 30, 2018	$312,500
December 31, 2018	$312,500
March 31, 2019	$312,500
June 30, 2019	$312,500
September 30, 2019	$312,500
December 31, 2019	$312,500
March 31, 2020	The amount equal to the entire remaining principal balance of the Term Loan

2.3     Section 3.9; Section 3.27(b) . Effective as of the Seventh Amendment Closing Date, each instance of the phrase “as of the Closing Date” set forth in Section 3.9 and Section 3.27(b) of the Credit Agreement is hereby deleted and replaced with the phrase “as of the Seventh Amendment Effective Date”.

2.4     Section 3.19; Section 3.21; Section 5.1. Effective as of the Seventh Amendment Closing Date, each instance of the phrase “as of August 1, 2016” set forth in Section 3.19, Section 3.21, and Section 5.1 of the Credit Agreement is hereby deleted and replaced with the phrase “as of the Seventh Amendment Effective Date”.

2.5     Section 3.20. Effective as of the Seventh Amendment Closing Date, Section 3.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“3.20     Jurisdiction of Organization; Chief Executive Office. Schedule 3.20 lists each Credit Party’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Credit Party’s chief executive office or sole place of business, in each case as of the Seventh Amendment Effective Date, and such Schedule 3.20 also lists all jurisdictions of organization and legal names of such Credit Party for the five years preceding the Seventh Amendment Effective Date.”

2.6     Section 4.10. Effective as of the Seventh Amendment Closing Date, Section 4.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“4.10     Use of Proceeds. The Borrower shall use the proceeds of the Loans solely as follows: (a) to refinance on the Closing Date, Prior Indebtedness, (b) to repay on the Seventh Amendment Closing Date, the Plano Debt, (c) to pay fees, costs and expenses required to be paid pursuant to Section 2.1 and pursuant to the Fee Letter and pursuant to the Seventh Amendment to Credit Agreement, dated as of August 19, 2016, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, Agent and the Swingline Lender, and (d) for working capital, capital expenditures and other general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement; provided, however, that in no event may proceeds of Revolving Loans be used, directly or indirectly, to make an optional prepayment of the Term Loan.”

2.7     Section 5.4(l) . Effective as of the Seventh Amendment Closing Date, Section 5.4(l) of the Credit Agreement is hereby amended by deleting clause (l) and replacing it with “[Reserved.].”

2.8     Schedule 5.5(c) . Effective as of the Seventh Amendment Closing Date, the phrase “on the Closing Date” set forth in clause (c) of Section 5.5 of the Credit Agreement is hereby deleted and replaced with the phrase “on the Seventh Amendment Effective Date”.

2.9     Section 5.5(d) . Effective as of the Seventh Amendment Closing Date, clause (d) of Section 5.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)     Indebtedness not to exceed $6,100,000 in the aggregate at any time outstanding, consisting of Capital Lease Obligations or secured by Liens permitted by Section 5.1(h) and Permitted Refinancings thereof, provided that, solely for purposes of determining compliance with this clause (d), the obligations under that certain Sublease Agreement by and between SH Operating, LLC and Perimeter Road Surgical Hospital, LLC effective as of November 1, 2015 shall not be considered Capital Lease Obligations;”

2.10     Section 5.5(h) . Effective as of the Seventh Amendment Closing Date, Section 5.5(h) of the Credit Agreement is hereby amended by deleting clause (h) and replacing it with “[Reserved.].”

2.11     Section 5.9(c) . Effective as of the Seventh Amendment Closing Date, Section 5.9(c) is hereby amended and restated in its entirety as follows:

“(c)     (i) Contingent Obligations of the Credit Parties and their Subsidiaries existing as of the Seventh Amendment Effective Date and listed in Schedule 5.9(c)(i), including extensions and renewals thereof which do not increase the amount of such Contingent Obligations or impose materially more restrictive or adverse terms on the Credit Parties or their Subsidiaries as compared to the terms of the Contingent Obligation being renewed or extended and (ii) Contingent Obligations of First Nobilis, LLC and its Subsidiaries existing as of the Seventh Amendment Effective Date and listed in Schedule 5.9(c)(ii); provided that clause (c)(ii) shall not be construed or deemed to be Indebtedness for purposes of any financial covenant;”

2.12     Section 5.9(j) . Effective as of the Seventh Amendment Closing Date, clause (j) of Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(j)     Contingent Obligations arising under guaranties in an aggregate amount not to exceed $500,000.”

2.13     Section 5.11. Effective as of the Seventh Amendment Closing Date, the portion of Section 5.11 of the Credit Agreement preceding clause (a) of such section is hereby amended and restated in its entirety as follows:

“5.11     Restricted Payments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Stock or Stock Equivalent, (ii) purchase, redeem or otherwise acquire for value any Stock or Stock Equivalent now or hereafter outstanding, (iii) make any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, Subordinated Indebtedness, or (iv) make any payment or prepayment of any earnouts or other similar contingent acquisition consideration (the items described in clauses (i), (ii), (iii), and (iv) above are referred to as “Restricted Payments”); except that any Wholly-Owned Subsidiary of the Borrower may declare and pay dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower; provided that each of First Nobilis Hospital Management, LLC, in accordance with its Company Agreement dated as of May, 2015, as in effect on the Seventh Amendment Effective Date, and First Nobilis, LLC, in accordance with its Company Agreement dated as of September 29, 2014, as in effect on the Seventh Amendment Effective Date, may declare and pay dividends or make other distributions ratably to the Persons holding its Stock, and except that:”

2.14     Section 5.16. Effective as of the Seventh Amendment Closing Date, Section 5.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“5.16     No Negative Pledges. Except as set forth on Schedule 5.16, no Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Credit Party or Subsidiary to pay dividends or make any other distribution on any of such Credit Party’s or Subsidiary’s Stock or Stock Equivalents or to pay fees, including management fees, or make other payments and distributions to the Borrower or any other Credit Party. Except as set forth on Schedule 5.16, no Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into, assume or become subject to any Contractual Obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of Agent, whether now owned or hereafter acquired except in connection with any document or instrument governing Liens permitted pursuant to Section 5.1(h) and Section 5.1(i) provided that any such restriction contained therein relates only to the asset or assets subject to such permitted Liens.”

2.15     Section 6.1. Effective as of the Seventh Amendment Closing Date, the table set forth in Section 6.1 of the Credit Agreement is hereby amended by replacing the words “December 31, 2016 and thereafter” contained therein with the words “December 31, 2016 and the last date of each March, June, September and December of each year thereafter.”

2.16     Section 6.3. Effective as of the Seventh Amendment Closing Date, Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.3:

“6.3     Consolidated Leverage Ratio. The Credit Parties shall not permit the Consolidated Leverage Ratio as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Date	Maximum Consolidated Leverage Ratio
September 30, 2016 and the	2.00 to 1.00
last date of each December,
March, June, and
September of each year
thereafter

‘Consolidated Leverage Ratio’ shall be calculated in the manner set forth in Exhibit 4.2(b).”

2.17     Section 6.4. Effective as of the Seventh Amendment Closing Date, Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.4:

“6.4     Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall not permit the Consolidated Fixed Charge Coverage Ratio for the twelve fiscal month period ending on any date to be less than 3.00 to 1.00.

“Consolidated Fixed Charge Coverage Ratio” shall be calculated in the manner set forth in Exhibit 4.2(b).”

2.18     Section 7.1(l) . Effective as of the Seventh Amendment Closing Date, clause (l) of Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(l)     Invalidity of Subordination Provisions. The subordination provisions of any agreement or instrument governing any Subordinated Indebtedness shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions; or”

2.19     Section 7.1(o) . Effective as of the Seventh Amendment Closing Date, clause (o) of Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(o)     Subordinated Indebtedness. Any default, event of default or other breach by any Credit Party under any Subordinated Indebtedness Documents.”

2.20     Section 11.1. Effective as of the Seventh Amendment Closing Date, Section 11.1 of the Credit Agreement is hereby amended by adding the definition of “Seventh Amendment Effective Date” (in appropriate alphabetical order), and amending and restating each of the definitions of “Aggregate Revolving Loan Commitment,” “Aggregate Term Loan Commitment,” “Fee Letter,” “Lead Arranger,” “LIBOR,” “Loan Documents,” “Required Lenders,” “Subordinated Indebtedness Documents,” and “Subsidiary” in their entirety as follows:

“Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which, as of the Seventh Amendment Effective Date, shall be in the amount of $11,600,000.00 as such amount may be reduced from time to time pursuant to this Agreement.

“Aggregate Term Loan Commitment” means the combined Term Loan Commitments of the Lenders, which, as of the Seventh Amendment Effective Date, shall be in the amount of $25,000,000.00, as such amount may be reduced from time to time pursuant to this Agreement.

“Fee Letter” means that certain Amended and Restated Fee Letter Agreement dated as of the Seventh Amendment Effective Date between the Borrower and Agent.

“Lead Arranger” means Capital One, National Association.

“LIBOR” means, for each Interest Period, the offered rate per annum (but not less than 0.00%) for deposits of Dollars for the applicable Interest Period that appears on Reuters Screen LIBOR01 Page as of 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period. If no such offered rate exists, such rate will be the rate of interest per annum (but not less than 0.00%), as determined by Agent at which deposits of Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) two (2) Business Days prior to the first day in such Interest Period by major financial institutions reasonably satisfactory to Agent in the London interbank market for such Interest Period for the applicable principal amount on such date of determination.

“Loan Documents” means this Agreement, the Notes, the Fee Letter, the Collateral Documents, and all documents delivered to Agent and/or any Lender in connection with any of the foregoing.

“Required Lenders” means at any time (a) Lenders then holding more than fifty percent (50%) of the sum of the Aggregate Revolving Loan Commitment then in effect plus the aggregate unpaid principal balance of the Term Loan then outstanding, or (b) if the Aggregate Revolving Loan Commitments have terminated, Lenders then holding more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of Loans (other than Swing Loans) then outstanding, outstanding Letter of Credit Obligations, amounts of participations in Swing Loans and the principal amount of unparticipated portions of Swing Loans; provided that, in each case, if there are two or more Lenders that are not Affiliates, then Required Lenders requires at least two such Lenders (Lenders that are Affiliates of one another being considered as one Lender for purposes of this proviso).

“Seventh Amendment Effective Date” means August 19, 2016.

“Subordinated Indebtedness Documents” means the documents governing the Subordinated Indebtedness, including any notes or note agreements, in each case, in form and substance satisfactory to Agent.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than fifty percent (50%) of the voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person; provided that none of Athelite Holdings LLC, a Texas limited liability company, Dallas Metro Surgery Center LLC, a Texas limited liability company, and Nobilis Health Networks, Inc., a Texas nonprofit corporation, or any of their respective subsidiaries shall be considered a Subsidiary of any Credit Party.

2.21     Form of Compliance Certificate. Exhibit 4.2(b) is hereby amended and restated in its entirety in the form attached hereto as Annex 1.

2.22     Schedules to Credit Agreement and Guaranty and Security Agreement. The information set forth in Annex 2 hereby amends and restates in its entirety the information set forth in Schedules 1 through 5 to the Guaranty and Security Agreement and Schedule 3.5 (Litigation), Schedule 3.9 (Real Estate), Schedule 3.19 (Ventures, Subsidiaries, and Affiliates; Outstanding Stock), Schedule 3.20 (Jurisdiction of Organization; Chief Executive Office), Schedule 3.21 (Deposit Accounts and Other Accounts), Schedule 3.27 (Healthcare Matters), Schedule 5.1 (Liens), Schedule 5.5 (Indebtedness), Schedules 5.9(c)(i) and (ii) (Contingent Obligations) and Schedule 5.16 (Negative Pledge Covenants) of the Credit Agreement. The information set forth in Annex 2 hereby supplements the information set forth in Schedule 11.1(c) (Material Agreements) of the Credit Agreement. By acknowledging and agreeing to this Amendment, each of the undersigned hereby agrees that the information set forth in Annex 2 may be attached to the Guaranty and Security Agreement and the Credit Agreement, as applicable, and that the Collateral listed on Annex 2 to this Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations (as defined in the Guaranty and Security Agreement).

2.23     Schedule 1.1(a) . Schedule 1.1(a) (Term Loan Commitments) is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.1(a).

2.24     Schedule 1.1(b) . Schedule 1.1(b) (Revolving Loan Commitments) is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.1(b).

SECTION 3     ACKNOWLEDGMENTS

3.1     Acknowledgment of Obligations. All Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to the Lenders under any of the Loan Documents, are unconditionally owing by the Credit Parties, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

3.2     Acknowledgment and Ratification of Guarantees, Liens and Loan Documents. To secure and guarantee the payment and performance of the Obligations, and to otherwise induce the Lenders to make loans and other extensions of credit under the Credit Agreement, the Borrower and the other Credit Parties executed and delivered prior to the date hereof the Credit Agreement and one or more of the Loan Documents, including, without limitation, the Loan Documents identified in Annex 3. Each Credit Party party hereto hereby reaffirms, ratifies and confirms that all of the guarantees, pledges, grants, security interests, and Liens provided or granted to the Agent pursuant to the Loan Documents and any other documents or instruments executed, filed or recorded in connection therewith, shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with the terms of such document, and (notwithstanding the effectiveness of this Amendment) such guarantees, pledges, grants, security interests, and Liens shall continue on and at all times after the Seventh Amendment Effective Date to support and secure (as applicable) the “Obligations” as defined in the Credit Agreement and the “Obligations”, “Guaranteed Obligations” and “Secured Obligations” as those terms are defined in the Loan Documents, in each case as modified by this Amendment, in favor of the Agent for itself and the Secured Parties. This Amendment shall not release, limit or impair in any way any of the guarantees, pledges, grants, security interests, or Liens granted by the Borrower and the other Credit Parties in favor of the Agent (for itself and the Secured Parties) pursuant to the Loan Documents and any other documents or instruments executed, filed or recorded in connection therewith.

3.3     Binding Effect of Documents. Each of the Credit Parties hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Credit Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and no Credit Party has a valid defense to the enforcement of such obligations and (c) Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law.

SECTION 4     REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower and each of the other Credit Parties hereby further represent, warrant, and covenant with and to Agent and the Lenders as follows:

4.1     Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by or on behalf of the Credit Parties to Agent and the Lenders in all of the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment (without duplication of any materiality qualifier contained therein), except to the extent that such representation and warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier contained therein)) and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement or this Amendment; provided that Agent and Lenders acknowledge that Hermann Drive Surgical Hospital, LP is currently unable to obtain a statement of Franchise Tax Account Status, obtained through the website of the Office of the Comptroller of Public Accounts of Texas showing that Hermann Drive Surgical Hospital, LP’s right to transact business in Texas is “Active.”

4.2     Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrower and each of the other Credit Parties and are in full force and effect, as modified hereby.

4.3     No Conflict, Etc. The execution and delivery and performance of this Amendment by the Borrower and each of the other Credit Parties will not violate any federal, state or any other material law, rule, regulation or order or material contractual obligation of such Person in any material respect and will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Collateral Documents or any Permitted Liens) on any of its Properties or revenues.

4.4     Events of Default. No Events of Default are continuing as of the date hereof. The parties hereto acknowledge, confirm, and agree that any material misrepresentation by any Credit Party or any failure of any Credit Party to comply with the covenants, conditions and agreements contained in this Amendment shall constitute an Event of Default under the Credit Agreement.

4.5     Post Seventh Amendment Effectiveness Covenants. On or prior to October 3, 2016 in the case of clauses (a) and (b) below, and on or prior to September 12, 2016 in the case of clauses (c) and (d) below, or, in the case of clause (c) below, such later date agreed to in writing, including by email, by Agent in its sole discretion, the Credit Parties shall deliver to Agent, in form and substance satisfactory to Agent:

(a)     evidence that the following UCC financing statements have been terminated: (A) file no. 14-0028289165, naming Victory Medical Center Houston, LP, as debtor, filed with the Texas Secretary of State on September 4, 2014 in favor of Signature Financial LLC and Bank of the West, (B) file no. 2016-000-6161-0, naming Perimeter Road Surgical Hospital, LLC, as debtor, filed with the Arizona Secretary of State on February 10, 2016 in favor of Cardinal Health, (c) file no. 13-0037361367, naming Houston Microsurgery Institute, LLC, as debtor, filed with the Texas Secretary of State on November 26, 2013 in favor of Northstar Healthcare Acquisitions, L.L.C., (d) file no. 13-0037362015, naming Houston Microsurgery Institute, LLC, as debtor, filed with the Texas Secretary of State on November 26, 2013 in favor of The Palladium for Surgery – Houston, Ltd., (e) file no. 13-0037362510, naming Houston Microsurgery Institute, LLC, as debtor, filed with the Texas Secretary of State on November 26, 2013 in favor of The Palladium for Surgery – Houston, Ltd., (f) file no. 13-0037363026, naming Houston Microsurgery Institute, LLC, as debtor, filed with the Texas Secretary of State on November 26, 2013 in favor of Northstar Healthcare Management Company, LLC, and (g) file no. 13-0037363400, naming Houston Microsurgery Institute, LLC, as debtor, filed with the Texas Secretary of State on November 26, 2013 in favor of The Palladium for Surgery – Houston, Ltd.;

(b)     a duly executed Control Agreement with regard to the Account maintained by The Palladium for Surgery – Dallas, Ltd. with BBVA Compass;

(c)     a statement of Franchise Tax Account Status, obtained through the website of the Office of the Comptroller of Public Accounts of Texas showing that Hermann Drive Surgical Hospital, LP’s right to transact business in Texas is “Active”; and

d)     endorsements naming the Agent as additional insured under all liability insurance policies providing the insurance coverage required to be maintained by Section 4.6 of the Credit Agreement.

SECTION 5     CONDITIONS TO EFFECTIVENESS

5.1     Conditions Precedent. The effectiveness of the terms and provisions of this Amendment shall be subject to each of the following conditions precedent having been satisfied as determined in Agent’s sole discretion prior to, or substantially contemporaneously with, the Seventh Amendment Closing Date:

(a)     Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by the Credit Parties and the Lenders;

(b)     Agent shall have received, to the extent requested by any Lender, new or amended and restated, as applicable, Term Notes and Revolving Notes;

(c)     Agent shall have received duly executed favorable opinions of counsel to the Borrower, Parent, Holdings and each other Credit Party, by Orrick, Herrington & Sutcliffe LLP, Milligan, Lawless, P.C and W.L. Macdonald Law Corporation, each addressed to the Agent, the L/C Issuer and the Lenders and addressing such matters as the Agent may reasonably request;

(d)     Agent shall have received an Officer’s Certificate, in form and substance reasonably satisfactory to the Agent, certifying that the conditions precedent set forth herein and in Section 2.2 of the Credit Agreement have been satisfied; and

(e)     Agent shall have received a duly executed copy of that certain Joinder Agreement by and among Agent, LegacyTexas Bank, and the Borrower dated as of the date hereof;

(f)     Subject to the limited waiver set forth in Section 6.12 of this Amendment, Agent shall have received a duly executed joinder agreement with respect to Plano Hospital together with each other document, instrument and agreement related thereto as required pursuant to Section 4.13(b) of the Credit Agreement or as otherwise requested by Agent in its reasonable discretion;

(g)     Agent shall have received evidence that the Plano Debt has been, or substantially contemporaneously with the Seventh Amendment Closing Date will be, repaid in full, that all documents, instruments and commitments related thereto, including the Subordinated Guaranty, have been terminated and that all Liens related thereto have been released;

(h)     Agent shall have received, for itself and the other Lenders, a non-refundable closing fee equal to $137,168.00 ($89,299.05 to be retained by Agent and the remainder to be remitted to LegacyTexas Bank);

(i)     Agent shall have received the fees set forth in the Fee Letter; and

(j)     All reasonable out-of-pocket costs and expenses referenced in Section 9.5 of the Credit Agreement that have been invoiced to the Borrower shall have been paid or reimbursed by the Borrower, including, without limitation, those relating to this Amendment.

SECTION 6     ADDITIONAL COVENANTS AND PROVISIONS OF GENERAL APPLICATION

6.1     Effect of this Amendment; Ratification. Except for the amendments expressly set forth and referred to in Section 2, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents, including, without limitation, each Credit Party’s payment and performance obligations set forth therein, are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. In the event of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Credit Party’s Obligations under or in connection with the Credit Agreement or any of the other Loan Documents or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations. The Credit Agreement and this Amendment shall be read and construed as one agreement. Agent and Lenders hereby notify the Credit Parties that, effective from and after the date of this Amendment, Agent, and Lenders intend to enforce all of the provisions of the Loan Documents and that Agent and Lenders expect that the Credit Parties will strictly comply with the terms of the Loan Documents from and after this date.

6.2     Costs and Expenses. The Credit Parties absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefore may require, all reasonable and documented fees and out-of-pocket disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection herewith and reasonable expenses which shall at any time be incurred or sustained by Agent or any of its respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

6.3     Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or reasonably desirable to effectuate the provisions and purposes of this Amendment.

6.4     Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.5     Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents delivered in connection therewith, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or the Lenders to rely upon them.

6.6     Releases by Credit Parties. As a material inducement to Agent and the Lenders to enter into this Amendment and to grant concessions to the Credit Parties, all in accordance with and subject to the terms and conditions of this Amendment, each Credit Party:

(a)     Does hereby remise, release, acquit, satisfy and forever discharge Agent and the Lenders and their subsidiaries and affiliates, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (each a “Releasee” and collectively, the “Releasees”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, arguments, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing or whether known or unknown, which any Credit Party now has or hereafter can, shall or may have by reason of any manner, cause or things, from the beginning of the world to and including the date of this Amendment, in each case, with respect to matters arising out of, in connection with or related to:

(i)     any and all obligations owed or owing to any Releasee under any document evidencing financial arrangements by, among and between such Releasee and any Credit Party, relating to the Credit Agreement, and including, but not limited to, the administration or funding thereof;

(ii)     the Credit Agreement and indebtedness evidenced and secured thereby; or

(iii)     any other agreement or transaction between any Credit Party and any Releasee entered into in connection with the Credit Agreement.

(b)     Does hereby covenant and agree never to institute or cause to be instituted or continued prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Releasee by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claim arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment; and, further provided that the foregoing release and covenant not to sue shall not apply to any rights or claims, if any, of any third party creditors of any Credit Party. If any Credit Party or any of its successors, assigns, or designees violates the foregoing covenant, such Credit Party and its successors, assigns, and designees, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c)     Does hereby expressly acknowledge and agree that the covenants and agreements of Agent and the Lenders contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Agent or any Lender or as any admission by Agent or any Lender of the existence of claims by any Credit Party against Agent, the Lenders or any other Releasee. Each Credit Party, Agent and the Lenders acknowledge and agree that the value to the Credit Parties of the covenants, consents and agreements on the part of Agent and the Lenders contained in this Amendment substantially and materially exceed any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Credit Parties.

(d)     Notwithstanding anything contained in this Amendment, the general release set forth in this Amendment shall not extend to and shall not include any duties or obligations of Agent or the Lenders in the Credit Agreement as modified by this Amendment or in any of the other Loan Documents.

6.7     Entire Agreement. This Amendment (together with the other Loan Documents) expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter.

6.8     GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

6.9     Incorporation of Credit Agreement Provisions. The provisions contained in Sections 9.13, 9.14, 9.16, 9.18(b), 9.18(c), 9.18(d), 9.19, 9.23, and 9.24 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

6.10     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

6.11     Limited Waiver of LIBOR Notice. The Agent and the undersigned Lenders hereby waive the requirement set forth more fully in Section 1.5 of the Credit Agreement that Borrower deliver a Notice of Borrowing on the date which is three (3) Business Days prior to the requested Borrowing date for a LIBOR Rate Loan. The aforesaid waiver relates solely to the delivery of such Notice of Borrowing three (3) Business Days prior to the Loans being made on the Seventh Amendment Effective Date and nothing in this Amendment is intended or shall be construed to be a waiver by Agent or any Lender of the notice requirements set forth more fully in Section 1.5 or any other section of the Credit Agreement.

6.12     Limited Waiver of Pledge Amendment. The Agent and the undersigned Lenders hereby waive the requirement set forth more fully in Section 8.6 of the Guaranty and Security Agreement that a Pledge Amendment be delivered in connection with the joinder of Plano Hospital. The aforesaid waiver relates solely to the requirement that a Pledge Amendment be delivered in respect of Plano Hospital and nothing in this Amendment is intended or shall be construed to be a waiver by Agent or any Lender of the requirements set forth more fully in Section 8.6 or any other section of the Guaranty and Security Agreement.

6.13     Limited Waiver of UCC Terminations. The Agent and the undersigned Lenders hereby waive the requirement set forth more fully in Section 7.2(b) of the Sixth Amendment to Credit Agreement, dated August 1, 2016 (“Sixth Amendment to Credit Agreement”), among Borrower, the other Credit Parties party thereto, the lenders party thereto, and Agent, that Borrower deliver evidence in form and substance reasonably satisfactory to Agent that the following UCC financing statement file no. 14-0028289165, naming Victory Medical Center Houston, LP, as debtor, filed with the Texas Secretary of State on September 4, 2014 in favor of Signature Financial LLC and Bank of the West, has been terminated. The aforesaid waiver relates solely to the delivery of such evidence of termination prior to August 22, 2016 and nothing in this Amendment is intended or shall be construed to be a waiver by Agent or any Lender of the requirements set forth more fully in Section 7.2(b) of the Sixth Amendment to Credit Agreement or any other section of the Sixth Amendment to Credit Agreement.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

HEALTHCARE FINANCIAL SOLUTIONS, LLC
(as the successor in interest to GENERAL ELECTRIC
CAPITAL CORPORATION),
as Administrative Agent, a Lender, and Swingline
Lender

By:	/s/ R. Hanes Whiteley
Name:	R. Hanes Whiteley
Title:	Duly Authorized Signatory

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

OTHER LENDERS:

LEGACYTEXAS BANK

By:	/s/ Lindsey Burris
Name:	Lindsey Burris
Title:	AVP, Corporate Healthcare Banking

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

BORROWER:

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT PARTIES:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NOBILIS HEALTH CORP.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE NORTHWEST
HOUSTON MANAGEMENT, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE MANAGEMENT
COMPANY, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE SURGERY
CENTER – SCOTTSDALE, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE LIMITED
PARTNER, L.L.C.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE GENERAL
PARTNER, L.L.C.

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

THE PALLADIUM FOR SURGERY – DALLAS,
LTD.

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

ATHAS HEALTH LLC

By: Northstar Healthcare Subco, L.L.C., its sole
member

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

ATHAS ADMINISTRATIVE LLC

By: Athas Health LLC, its sole member

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

ATHAS HOLDINGS LLC

By: Athas Health LLC, its sole member

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

FIRST NOBILIS HOSPITAL MANAGEMENT,
LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NOBILIS HEALTH MARKETING, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

PEAK SURGEON INNOVATIONS, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NOBILIS SURGICAL ASSIST, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

SOUTHWEST HOUSTON SURGICAL ASSIST, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

SOUTHWEST FREEWAY SURGERY CENTER,
LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CENTRAL MEDICAL SOLUTIONS LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

PERIMETER ROAD SURGICAL HOSPITAL, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

HERMANN DRIVE SURGICAL HOSPITAL, LP

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

KUYKENDAHL ROAD SURGICAL HOSPITAL,
LLC

By:	/s Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

PREMIER HEALTH SPECIALISTS, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

CONCERTIS, LLC

By:	/s/ Matthew K. Maruca
Name: Matthew K. Maruca
Title:	General Counsel

MARSH LANE SURGICAL HOSPITAL, LLC

By:	/s/ Matthew K. Maruca
Name:	Matthew K. Maruca
Title:	General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS,
L.L.C. SEVENTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

Annex I

EXHIBIT 4.2(b)
FORM OF COMPLIANCE CERTIFICATE

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.

Date:  _______________ , 20__

This Compliance Certificate (this “Certificate”) is given by NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), pursuant to Section 4.2(b) of that certain Credit Agreement dated as of March 31, 2015, among the Borrower, the other Credit Parties party thereto from time to time, HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, the “Agent”), and the Lenders party thereto (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The officer executing this Certificate is a Responsible Officer of the Borrower and Parent and as such is duly authorized to execute and deliver this Certificate on behalf of the Borrower. By executing this Certificate, such officer hereby certifies to Agent, the Lenders and the L/C Issuers, on behalf of the Borrower and Parent, that:

(a)     the financial statements delivered with this Certificate in accordance with Section 4.1(a) and/or Section 4.1(b) of the Credit Agreement are correct and complete and fairly present, in all material respects, in accordance with GAAP the financial position and the results of operations of Parent and its Subsidiaries as of the dates of and for the periods covered by such financial statements (subject, in the case of interim financial statements, to normal year-end adjustments and the absence of footnote disclosure);

(b)     [Borrower Note: Include this paragraph only with respect to Certificates delivered for the last fiscal month of each Fiscal Quarter] Annex A hereto includes a correct calculation of EBITDA, Adjusted EBITDA, Consolidated EBITDA, Consolidated Adjusted EBITDA, Cash Flow, Consolidated Cash Flow and Net Interest Expense for the relevant periods ended  _________ __, 20__; Annex B includes a correct calculation of each of the financial covenants contained in Article VI of the Credit Agreement for the relevant periods ended  _________ ___, 20__] [Borrower Note: Include following re Excess Cash Flow only for Certificate delivered for end of applicable Fiscal Years] [and Excess Cash Flow (including a correct calculation of any required prepayment) for the Fiscal Year ended [December 31, 20__];

(c)     [Borrower Note: Include this paragraph only with respect to Certificates delivered for the last fiscal month of each Fiscal Quarter] as of  ________ ___, 20__, no Credit Party or any Subsidiary of any Credit Party owns any Margin Stock [, except as specified on Annex C attached hereto].

(d)     to the best of such officer’s knowledge, no Default or Event of Default exists [except as specified on Annex C attached hereto]; and

(f)     since the Closing Date and except as disclosed in prior Certificates delivered to Agent, no Credit Party and no Subsidiary of any Credit Party has:

1

(i)     changed its legal name, identity, jurisdiction of incorporation, organization or formation or organizational structure or formed or acquired any Subsidiary except as follows:  ____________________________________;

(ii)     acquired all or substantially all of the assets of, or merged or consolidated with or into, any Person, except as follows: _____________________________________ ; or

(iii)     changed its address or otherwise relocated, acquired fee simple title to any real property or entered into any real property leases, except as follows:  ____________________  _______________________________ .

IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed by one of its Responsible Officers this  _____ day of  _______________ , 20__.

Name:
Title:

Note: Unless otherwise specified, all financial covenants are calculated for the Defined Financial Group in accordance with GAAP. All calculations are without duplication.

2

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

I.     Definition/Calculation of EBITDA/Adjusted EBITDA

EBITDA is defined as follows:

A.	Net income (or loss) for the applicable period of measurement of the Defined Financial Group determined in accordance with GAAP

Less (or plus), to the extent included above in net income (or loss) for such period:

(1)

the income (or loss) of any Person accrued prior to the date it becomes a member of the Defined Financial Group or is merged into or consolidated with the Borrower or any other member of the Defined Financial Group or that Person’s assets are acquired by the Borrower or any other member of the Defined Financial Group

(2)

gains (or losses) from the sale, exchange, transfer or other disposition of Property or assets not in the Ordinary Course of Business of the Defined Financial Group, and related tax effects in accordance with GAAP

(3)	any other extraordinary gains (or losses) of the Defined Financial Group, and related tax effects in accordance with GAAP

(4)	income tax refunds received, in excess of income tax liabilities for such period

B.	Total exclusions from (additions to) net income (sum of (1)-(4) above)

Plus, without duplication, to the extent included in the calculation of net income (or loss) for such period:

(1)	Depreciation and amortization

(2)	Interest expense (less interest income) (net of realized gains and losses under permitted Rate Contracts with respect thereto)

(3)	All taxes on or measured by income (excluding income tax refunds) including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

(4)

All non-cash losses or expenses (or minus non-cash income or gain), including, without limitation, non-cash adjustments resulting from the application of purchase accounting, non-cash expenses arising from grants of stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets, unrealized non-cash losses (or minus unrealized non-cash gains) under Rate Contracts, unrealized non-cash losses (or minus unrealized non-cash gains) in such period due solely to fluctuations in currency values, but excluding any non- cash loss or expense (a) that is an accrual of a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period or (b) relating to a write-down, write off or reserve with respect to Accounts and Inventory

(5)

Fees and reasonable and documented out-of-pocket expenses incurred in connection with any amendments or waivers to the Credit Agreement and the other Loan Documents to the extent such fees and expenses have been disclosed to Agent

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(6)	Fees and expenses incurred in connection with (i) a Permitted Acquisition (including any refinancing of (or amendment to) any Indebtedness acquired or assumed in connection therewith) or an Investment not in the ordinary course of business, (ii) a Disposition not in the ordinary course of business, (iii) Indebtedness incurred or Stock issued, in each instance in the foregoing clauses (i), (ii) and (iii), to the extent consummated and permitted under the Credit Agreement, and/or (iv) an Event of Loss, to the extent all such fees and expenses described in this clause (7) do not exceed $500,000 in the aggregate for any four consecutive Fiscal Quarter period

(7)	Fees and expenses (such fees and expenses described in this clause (8), collectively, “Unconsummated Transaction Fees”) incurred in connection with (i) a contemplated Permitted Acquisition or a contemplated Investment not in the ordinary course of business, (ii) a proposed incurrence of Indebtedness or proposed issuance of Stock, or (iii) a proposed Disposition not in the ordinary course of business, in each instance in the foregoing clauses (i), (ii) or (iii) which is not consummated and which is permitted under the Credit Agreement, to the extent all such Unconsummated Transaction Fees (a) do not exceed $250,000 in the aggregate for any four consecutive Fiscal Quarter period, and (b) are certified as such in a certificate of a Responsible Officer of the Borrower to Agent describing such fees and expenses in reasonable detail

(8)	One-time non-recurring or unusual expenses including, without limitation, severance costs, lease termination costs, relocation costs, restructuring charges and other one-time expenses not otherwise added back to EBITDA and certified as such in a certificate of a Responsible Officer of the Borrower describing such expenses in reasonable detail (collectively, “Non- Recurring Expenses”) in an aggregate amount not to exceed ten percent (10%) of EBITDA (calculated before the addback for Non-Recurring Expenses) in the aggregate for any four consecutive Fiscal Quarter period

(9)	Proceeds of business interruption insurance received in cash during such period to the extent not included in the calculation of net income (or loss) for such period

(10)	Such other addbacks acceptable to Agent in its sole discretion

C.	Total add backs to net income (sum of (1)-(10) above):

D.	EBITDA (result of A minus B plus C above)

Adjusted EBITDA is defined as follows:

(i)	EBITDA (per D above)

(ii)

with respect to Targets owned by the Borrower for which the Agent has received financial statements pursuant to Section 4.1(b) for less than twelve (12) months, Pro Forma EBITDA allocated to each period prior to the acquisition thereof included in the trailing twelve (12) month period for which Adjusted EBITDA is being calculated; [Borrower Note: If more than one Target has been acquired, attach calculation of Pro Forma EBITDA for each Target]

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(iii)	with respect to any Disposition consummated within the period in question, EBITDA attributable to the Subsidiary, profit centers, or other asset which is the subject of such Disposition from the beginning of such period until the date of consummation of such Disposition

Adjusted EBITDA (result of (i) plus (ii) minus (iii) above)

“Pro Forma EBITDA” means, with respect to any Target, EBITDA for such Target for the most recent twelve (12) month period preceding the acquisition thereof.

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

II.     Definition/Calculation of Consolidated EBITDA/Consolidated Adjusted EBITDA

Consolidated EBITDA is defined as follows:

A.	Net income (or loss) for the applicable period of measurement of the Parent and its Subsidiaries on a consolidated basis determined in accordance with GAAP

Less (or plus), to the extent included above in net income (or loss) for such period:

(1) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with the Borrower or a Subsidiary of Borrower or that Person’s assets are acquired by the Borrower or any Subsidiary of Borrower

(2) gains (or losses) from the sale, exchange, transfer or other disposition of Property or assets not in the Ordinary Course of Business of the Parent and its Subsidiaries, and related tax effects in accordance with GAAP

(3) any other extraordinary gains (or losses) of the Parent and its Subsidiaries, and related tax effects in accordance with GAAP

(4) income tax refunds received, in excess of income tax liabilities for such period

B.	Total exclusions from (additions to) net income (sum of (1)-(4) above)

Plus, without duplication, to the extent included in the calculation of net income (or loss) for such period for Parent and its Subsidiaries on a consolidated basis:

(1) Depreciation and amortization

(2) Interest expense (less interest income) (net of realized gains and losses under permitted Rate Contracts with respect thereto)

(3) All taxes on or measured by income (excluding income tax refunds) including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

(4) All non-cash losses or expenses (or minus non-cash income or gain), including, without limitation, non-cash adjustments resulting from the application of purchase accounting, non-cash expenses arising from grants of stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets, unrealized non-cash losses (or minus unrealized non-cash gains) under Rate Contracts, unrealized non-cash losses (or minus unrealized non-cash gains) in such period due solely to fluctuations in currency values, but excluding any non-cash loss or expense (a) that is an accrual of a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period or (b) relating to a write-down, write off or reserve with respect to Accounts and Inventory

(5) Fees and reasonable and documented out-of-pocket expenses incurred in connection with any amendments or waivers to the Credit Agreement and the other Loan Documents to the extent such fees and expenses have been disclosed  to Agent

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(6) Fees and expenses incurred in connection with (i) a Permitted Acquisition (including any refinancing of (or amendment to) any Indebtedness acquired or assumed in connection therewith) or an Investment not in the ordinary course of business, (ii) a Disposition not in the ordinary course of business, (iii) Indebtedness incurred or Stock issued, in each instance in the foregoing clauses (i), (ii) and (iii), to the extent consummated and permitted under the Credit Agreement, and/or (iv) an Event of Loss, to the extent all such fees and expenses described in this clause (7) do not exceed $500,000 in the aggregate for any four consecutive Fiscal Quarter period

(7) Fees and expenses (such fees and expenses described in this clause (8), collectively, “Unconsummated Transaction Fees”) incurred in connection with (i) a contemplated Permitted Acquisition or a contemplated Investment not in the ordinary course of business, (ii) a proposed incurrence of Indebtedness or proposed issuance of Stock, or (iii) a proposed Disposition not in the ordinary course of business, in each instance in the foregoing clauses (i), (ii) or (iii) which is not consummated and which is permitted under the Credit Agreement, to the extent all such Unconsummated Transaction Fees (a) do not exceed $250,000 in the aggregate for any four consecutive Fiscal Quarter period, and (b) are certified as such in a certificate of a Responsible Officer of the Borrower to Agent describing such fees and expenses in reasonable detail

(8) One-time non-recurring or unusual expenses including, without limitation, severance costs, lease termination costs, relocation costs, restructuring charges and other one-time expenses not otherwise added back to Consolidated EBITDA and certified as such in a certificate of a Responsible Officer of the Borrower describing such expenses in reasonable detail (collectively, “Non-Recurring Expenses”) in an aggregate amount not to exceed ten percent (10%) of Consolidated EBITDA (calculated before the addback for Non-Recurring Expenses) in the aggregate for any four consecutive Fiscal Quarter period

(9) Proceeds of business interruption insurance received in cash during such period to the extent not included in the calculation of net income (or loss) for such period

(10) Such other addbacks acceptable to Agent in its sole discretion

C.	Total add backs to net income (sum of (1)-(10) above):

D.	Consolidated EBITDA (result of A minus B plus C above)

Consolidated Adjusted EBITDA is defined as follows:

(i)	Consolidated EBITDA (per D above)

(ii)

with respect to Targets owned by the Borrower for which the Agent has received financial statements pursuant to Section 4.1(b) for less than twelve (12) months, Pro Forma EBITDA allocated to each period prior to the acquisition thereof included in the trailing twelve (12) month period for which Consolidated Adjusted EBITDA is being calculated; [Borrower Note: If more than one Target has been acquired, attach calculation of Pro Forma EBITDA for each Target]

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

(iii)

with respect to any Disposition consummated within the period in question, EBITDA attributable to the Subsidiary, profit centers, or other asset which is the subject of such Disposition from the beginning of such period until the date of consummation of such Disposition

Consolidated Adjusted EBITDA (result of (i) plus (ii) minus (iii) above)

“Pro Forma EBITDA” means, with respect to any Target, EBITDA for such Target for the most recent twelve (12) month period preceding the acquisition thereof.

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

III.     Definition/Calculation of Cash Flow Cash Flow (used for calculating Excess Cash Flow and Fixed Charge Coverage Ratio) is defined as:

A.	EBITDA (per definition I above)

Less unfinanced net capital expenditures:

(1)	Gross capital expenditures: the aggregate of all expenditures and other obligations for the period of measurement which should be capitalized under GAAP

Less, in each case, to the extent included in (1) above:

(a)	Net Proceeds from Dispositions

(b)	Expenditures financed with cash proceeds from Stock issuances

(c)

All insurance proceeds and condemnation awards received on account of any Event of Loss to the extent any such amounts are actually applied to replace, repair or reconstruct the damaged Property or Property affected by the condemnation or taking in connection with such Event of Loss

(d)	That portion of the purchase price of a Target in a Permitted Acquisition that constitutes a capital expenditure under GAAP

(2)	Total deductions from gross capital expenditures (sum of (a)-(d) above)

(3)	Net capital expenditures (result of (1) minus (2) above)

(4)	Less: Portion of capital expenditures financed under Capital Leases or other Indebtedness (Indebtedness, for this purpose, does not include drawings under the Revolving Loan Commitment)

B.	Unfinanced capital expenditures (result of (3) minus (4) above)

Cash Flow (result of A minus B above)

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

IV. Definition/Calculation of Consolidated Cash Flow Consolidated Cash Flow (used for calculating Consolidated Fixed Charge Coverage Ratio) is defined as:

A.	Consolidated EBITDA (per definition II above)

Less unfinanced net capital expenditures:

(1)	Gross capital expenditures: the aggregate of all expenditures and other obligations for the period of measurement which should be capitalized under GAAP

Less, in each case, to the extent included in (1) above:

(a)	Net Proceeds from Dispositions

(b)	Expenditures financed with cash proceeds from Stock issuances

(c)

All insurance proceeds and condemnation awards received on account of any Event of Loss to the extent any such amounts are actually applied to replace, repair or reconstruct the damaged Property or Property affected by the condemnation or taking in connection with such Event of Loss

(d)	That portion of the purchase price of a Target in a Permitted Acquisition that constitutes a capital expenditure under GAAP

(2)	Total deductions from gross capital expenditures (sum of (a)-(d) above)

(3)	Net capital expenditures (result of (1) minus (2) above)

(4)	Less: Portion of capital expenditures financed under Capital Leases or other Indebtedness (Indebtedness, for this purpose, does not include drawings under the Revolving Loan Commitment)

B.	Unfinanced capital expenditures (result of (3) minus (4) above)

Consolidated Cash Flow (result of A minus B above)

ANNEX A
TO COMPLIANCE CERTIFICATE
Selected Financial Definitions and Calculations

V.     Definition/Calculation of Net Interest Expense

Net Interest Expense (used for calculating Fixed Charge Coverage Ratio, Consolidated Fixed Charge Coverage Ratio and Excess Cash Flow) is defined as:

A.

Gross interest expense for such period paid or required to be paid in cash (including all commissions, discounts, fees and other charges in connection with letters of credit and similar instruments and net amounts paid or payable and/or received or receivable under permitted Rate Contracts in respect of interest rates) for Parent and its Subsidiaries on a consolidated basis

B.	Less: Interest income for such period

Net Interest Expense (result of A minus B above)

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

VI.     Section 6.1: Leverage Ratio

Leverage Ratio is defined as follows:

A.	The aggregate balance of outstanding Revolving Loans and Swing Loans as of the date of measurement

Plus:

(1)	L/C Reimbursement Obligations as of date of measurement then due and payable

(2)	Outstanding principal balance of the Term Loan as of date of measurement

(3)	Principal portion of Capital Lease Obligations and Indebtedness secured by purchase money Liens as of date of measurement

(4)	Subordinated Indebtedness as of date of measurement

(5)	Without duplication, all other Funded Indebtedness of the Defined Financial Group as of date of measurement

B.	Consolidated Total Indebtedness (sum of A plus sum of (1)-(5) above)

C.	Adjusted EBITDA for the twelve month period ending on the date of measurement (per I of Annex A)

Leverage Ratio (result of B divided by C above)

Permitted maximum Leverage Ratio

In Compliance	Yes/No

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

VII.     Section 6.2: Fixed Charge Coverage Ratio

Fixed Charge Coverage Ratio is defined as follows:

A.	Cash Flow (per III of Annex A)

B.

Taxes on or measured by income paid or payable in cash with respect to such period including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

C.	Net Cash Flow (result of A minus B above)

Fixed Charges are defined as:

D.	Net Interest Expense (per V of Annex A)

Plus:

(1)	Scheduled principal payments of Indebtedness during such period reduced by prepayments as permitted by the Credit Agreement

(2)	Restricted Payments paid in cash in accordance with Section 5.11(b) during such period

E.	Total fixed charges (result of D plus (1) and (2) above)

Fixed Charge Coverage Ratio (result of C divided by E above)

Required minimum Fixed Charge Coverage Ratio

In Compliance	Yes/No

For purposes of calculating Fixed Charge Coverage Ratio as of any date on or prior to September 30, 2017, fixed charges shall be calculated as follows:

a. Scheduled principal payments of the Term Loans shall be deemed to be $1,250,000 for each such measurement period.

b. (i) Scheduled principal payments of all Indebtedness other than the Term Loans and Prior Indebtedness, (ii) Taxes on or measured by income paid or required to be paid in cash, and (iii) Restricted Payments described in Section 5.11(b) of the Credit Agreement shall, in each case, be calculated in each case using the actual amounts paid in cash in respect thereof during each such measurement period.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

VIII.     Section 6.3: Consolidated Leverage Ratio1

Consolidated Leverage Ratio is defined as follows:

A.	The aggregate balance of outstanding Revolving Loans and Swing Loans as of the date of measurement

Plus:

(1)	L/C Reimbursement Obligations as of date of measurement then due and payable

(2)	Outstanding principal balance of the Term Loan as of date of measurement

(3)	Principal portion of Capital Lease Obligations and Indebtedness secured by purchase money Liens as of date of measurement

(4)	Subordinated Indebtedness as of date of measurement

(5)	Without duplication, all other Funded Indebtedness of Parent and its Subsidiaries on a consolidated basis as of date of measurement

B.	Consolidated Total Indebtedness (sum of A plus sum of (1)-(5) above)

C.	Consolidated Adjusted EBITDA for the twelve month period ending on the date of measurement (per II of Annex A)

Consolidated Leverage Ratio (result of B divided by C above)

Permitted maximum Consolidated Leverage Ratio

In Compliance	Yes/No

____________________________________________
1 For purposes of the calculation of Consolidated Leverage Ratio, each entry should reflect the relevant sum for Parent and its Subsidiaries on a consolidated basis.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

IX.     Section 6.4: Consolidated Fixed Charge Coverage Ratio2

Consolidated Fixed Charge Coverage Ratio is defined as follows:

A.	Consolidated Cash Flow (per IV of Annex A)

B.	Taxes on or measured by income paid or payable in cash with respect to such period including, without duplication, Tax Distributions paid in cash in accordance with Section 5.11(d) of the Credit Agreement

C.	Net Consolidated Cash Flow (result of A minus B above)

Consolidated Fixed Charges are defined as:

D.	Net Interest Expense (calculated in accordance with V of Annex A)

Plus:

(1)	Scheduled principal payments of Indebtedness during such period reduced by prepayments as permitted by the Credit Agreement

(2)	Restricted Payments paid in cash in accordance with Section 5.11(b) during such period

E.	Total fixed charges (result of D plus (1) and (2) above)

Consolidated Fixed Charge Coverage Ratio (result of C divided by E above)

Required minimum Consolidated Fixed Charge Coverage Ratio

In Compliance		Yes/No

_______________________________________
2 For purposes of the calculation of Consolidated Fixed Charge Coverage Ratio, each entry should reflect the relevant sum for Parent and its Subsidiaries on a consolidated basis.

ANNEX B
TO COMPLIANCE CERTIFICATE
Financial Covenant and Excess Cash Flow Calculations

X.	Excess Cash Flow Calculation [Borrower Note: Include ECF calculation only for Certificate delivered for end of applicable Fiscal Years.]

Excess Cash Flow is defined as follows:

A.	Cash Flow (per III of Annex A)

Less, without duplication, and to the extent actually paid in cash, in each case to the extent not financed with proceeds of Stock issuances or Indebtedness (other than Revolving Loans):

(1)	Scheduled principal payments with respect to Indebtedness

(2)	Net Interest Expense (per V of Annex A)

(3)	Taxes on or measured by income (including, without duplication, Tax Distributions permitted pursuant to Section 5.11(d) of the Credit Agreement)

(4)	Restricted payments permitted by Section 5.11(b) of the Credit Agreement

(5)	Increase in working capital (if any) (see Working Capital Calculation below)

(6)

The purchase price paid in cash for all Permitted Acquisitions and other Investments permitted pursuant to Section 5.4(j) of the Credit Agreement (other than any Investments in any Person which was already a Subsidiary or Investments in cash and Cash Equivalents)

(7)	Voluntary prepayments of the Term Loan during such period, to the extent such prepayments are applied in the same manner as mandatory prepayments

(8)	Voluntary prepayments of Revolving Loans during such period accompanied by a permanent reduction of the Revolving Loan Commitment

(9)	Cash addbacks to net income specified in clauses (6), (7), (8) and (9) in the calculation of EBITDA to the extent not reimbursed by a third person

B.	Total deductions from Cash Flow (sum of (1)-(9) above)

C.	Decrease in working capital (if any) (see Working Capital Calculation below)

D.	Excess Cash Flow (result of A minus B plus C above)

E.	Required prepayment percentage (see Section 1.8(e) of the Credit Agreement for percentage)	[____%]

F.	Required prepayment amount (result of D multiplied by E above)

XI.     Working Capital Calculation

Decrease (increase) in working capital, for the purposes of the calculation of Excess Cash Flow, means the following:

		Beg. of Period		End of Period
Current assets:	$		$

Less (to the extent included in current Assets):

Cash	$		$

Cash Equivalents	$		$

Deferred tax assets	$		$

Adjusted current assets	$		$

Current liabilities:	$		$

Less (to the extent included in current liabilities):

Revolving Loans	$		$

Swing Loans	$		$

Current portion of Indebtedness	$		$

Deferred tax liabilities	$		$

Unearned revenue	$		$

Adjusted current liabilities	$		$

Working capital (adjusted current assets minus adjusted current liabilities)	$		$

Decrease (Increase) in working capital (beginning of period minus end of period working capital)			$

To the extent any of the Defined Financial Group consummates an acquisition during such period, beginning of period working capital shall be recalculated on a pro forma basis to include working capital acquired in such acquisition.

Annex 2

[See attached.]

Annex 3

Reaffirmed Loan Documents

[See attached.]

Schedule 1.1(a)

TERM LOAN COMMITMENTS

Lender	Outstanding Term Loan	New Term Loan Commitment
Healthcare Financial Solutions, LLC	$18,560,126.60	$39,873.40
LegacyTexas Bank	-0-	$6,400,000.00
Total:	$18,560,126.60	$6,439,873.40

Aggregate Term Loan Commitments	$25,000,000.00

Schedule 1.1(b)

REVOLVING LOAN COMMITMENTS

Healthcare Financial Solutions, LLC	$8,000,000.00

LegacyTexas Bank	$3,600,000.00

Aggregate Revolving Loan Commitments	$11,600,000.00